MERRILL LYNCH
ASSET INCOME
FUND, INC.





FUND LOGO





Annual Report

December 31, 1998



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issurers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Asset Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ASSET INCOME FUND, INC.


Worldwide
Investments as of
December 31, 1998


Breakdown of
Stocks & Fixed-Income                   Percent of
Securities by Country                   Net Assets++

United States*                             76.9%
United Kingdom                              8.4
Germany                                     8.4
France                                      1.1
Sweden                                      0.8
Japan                                       0.6
Spain                                       0.5
Switzerland                                 0.5
Finland                                     0.4
Italy                                       0.4
Netherlands                                 0.3
Canada                                      0.3
Ireland                                     0.1
Austria                                     0.1
Norway                                      0.1
Denmark                                     0.0++++

[FN]
   *Includes investments in short-term securities.
  ++Percent of net assets may not total 100%.
++++Percent of net assets is less than 0.1%.


Ten Largest Industries                  Percent of
(Equity Investments)                    Net Assets

Telecommunications                          1.7%
Banking                                     1.2
Insurance                                   0.9
Pharmaceuticals                             0.8
Electronics                                 0.7
Computer Services & Software                0.6
Retail-Stores                               0.5
Utilities-Electric                          0.5
Financial Services                          0.5
Automobile Parts                            0.4



Ten Largest Holdings                     Country        Percent of
(Equity Investments)                    of Origin       Net Assets

UNUM Corporation                           US              0.3%
Beckman Coulter Inc.                       US              0.3
Teleglobe Inc.                           Canada            0.3
MCI WorldCom, Inc.                         US              0.3
Bristol-Myers Squibb
  Company                                  US              0.3
Premier Parks Inc.                         US              0.3
Cisco Systems, Inc.                        US              0.2
International Business
  Machines Corporation                     US              0.2
Tele-Communications,
  Inc. (Class A)                           US              0.2
Tele-Communications
  TCI Ventures Group
  (Class A)                                US              0.2



Merrill Lynch Asset Income Fund, Inc., December 31, 1998



DEAR SHAREHOLDER

Fiscal Year in Review
For the year ended December 31, 1998, Merrill Lynch Asset Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +10.01%, +9.19%, +9.14% and +9.74, respectively. During much of the fiscal year ended December 31, 1998, we maintained the Fund's position in US bonds at over 50% of net assets and the average duration of the Fund's US fixed-income holdings at more than five years. This strategy enabled the portfolio to benefit from the overall decline in intermediate-term and long-term interest rates that took place during the year. The Fund's foreign bond commitments, which we concentrated in Europe during the year, also had a positive impact on the Fund's total returns for the fiscal year ended December 31, 1998.

US equities were the best-performing sector in 1998, although the portfolio was underweighted for much of the year in the narrow group of large-capitalization common stocks that dominated the performance of the unmanaged Standard & Poor's 500 Index. Our foreign equity representation also held down the Fund's return during 1998. A relatively small group of larger-capitalization European equities far outperformed the average stock in most foreign markets. We were underweighted in these stocks for most of the year, increasing our position during the Fund's fourth fiscal quarter.

Portfolio Matters
As of December 31, 1998, the asset allocation of Merrill Lynch Asset Income Fund, Inc. was: US bonds, 59% of net assets, foreign bonds, 15%; US stocks, 10%; foreign stocks, 7%; and cash and cash equivalents, 9%.

We continued to increase the Fund's fixed-income representation. However, we shifted the mix of fixed-income assets in favor of US bonds, increasing the position from 39% of net assets to 59% during the three months ended December 31, 1998. Over the same period, we reduced our cash and cash equivalents from 19% of net assets to 9%. The average duration of our US bond holdings was 5.5 years as of December 31, 1998, nearly unchanged from the September 30, 1998 average of 5.4 years. The easing of the crisis atmosphere in global financial markets during the fourth quarter of 1998 reduced the appeal of US fixed-income securities as a "safe-haven" investment. However, we expect that intermediate-term and long-term US interest rates are likely to remain in a downtrend in coming months in response to the lack of inflationary pressures in the US economy.

Our commitment to foreign bonds at December 31, 1998 was unchanged from September 30, 1998, at 15% of net assets. We held positions in German and UK obligations. Because interest rates among the 11 countries included in the initial euro block have largely converged, there appears to be limited opportunity for obtaining incremental returns elsewhere in Europe. At the same time, risk/reward relationships in other bond markets, including Japan, Canada and Australia, do not appear attractive.

During the fourth quarter of 1998, we lifted the currency hedge on our Japanese equity commitments because the Japanese government seemed determined to reverse earlier weakness in the yen relative to the US dollar. By December 31, 1998, our hedges were limited to UK equities and fixed-income positions. The British pound still seemed likely to weaken relative to the dollar.

During the three months ended December 31, 1998, we reduced the Fund's US equity exposure from 18% of net assets to 10%. We increased the emphasis on the shares of companies that offered a high degree of earnings visibility through 1999 despite an expected slowdown in economic activity. New positions included commitments in the technology sector, such as Intel Corporation, Microsoft Corporation and Motorola, Inc., and the healthcare sector, through an investment in Johnson & Johnson. As of December 31, 1998, consumer staples, technology, and financials represented the largest sector weightings among the Fund's US equity commitments.

We decreased our position in foreign stocks slightly from 8% of net assets at the end of the September quarter to 7% as of December 31, 1998. We continued to emphasize European common stocks. We focused on companies with predictable earnings streams where the risk of earnings disappointment seems low despite slower economic growth. In recent months, we increased representation in industries such as telecommunications, communications equipment, food and healthcare. Our commitment to Japanese equities (0.6% of net assets) remained underweighted relative to the unmanaged Morgan Stanley Capital International Europe, Australia and Far East Index. We also remained cautious toward emerging markets, with less than 1% of the Fund's net assets invested there.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager



February 8, 1999




PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to growth of an investment in the ML US Corporate and Government Master Index and the Corporate
Index. Beginning and ending values are:

                                     9/02/94**        12/98

ML Asset Income Fund, Inc.++--
Class A Shares*                       $ 9,600        $14,624

ML Asset Income Fund, Inc.++--
Class B Shares*                       $10,000        $14,748

Merrill Lynch US Corporate
And Government Master
Index++++                             $10,000        $14,592

Composite Index++++++                 $10,000        $16,686


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Merrill Lynch US Corporate and Government Master Index and the Composite Index. Beginning and ending values are:


                                     10/21/94**       12/98

ML Asset Income Fund, Inc.++--
Class C Shares*                       $10,000        $14,805

ML Asset Income Fund, Inc.++--
Class D Shares                        $ 9,600        $14,531

Merrill Lynch US Corporate and
Government Master Index++++           $10,000        $14,845

Composite Index++++++                 $10,000        $16,930

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Asset Income Fund, Inc. invests in a portfolio of US and foreign debt, equity and money market securities.
  ++++This unmanaged Index is comprised of investment-grade bonds. ++++++The Composite Index consists of: 5%--3-month US Treasury
      Bills; 75%--ML Bond Index--Corporate & Government Master; and 20%-- Standard & Poor's 500 Index. The 3-month US Treasury Bills sector is using performance data as of August 31, 1994 for the Class A & Class B Shares graph and October 31, 1994 for the Class C & Class D Shares graph.

Past performance is not predictive of future performance.



Average Annual
Total Return

                                     % Return Without % Return With
                                        Sales Charge   Sales Charge**

Class A Shares*

Year Ended 12/31/98                       +10.01%         +5.61%
Inception (9/02/94)
through 12/31/98                          +10.21          +9.18

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +9.19%         +5.19%
Inception (9/02/94)
through 12/31/98                           +9.39          +9.39

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +9.14%         +8.14%
Inception (10/21/94)
through 12/31/98                           +9.81          +9.81

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       + 9.74%         +5.36%
Inception (10/21/94)
through 12/31/98                          +10.39          +9.32

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent Performance
Results*
                                                                                                           Standardized
                                                         12 Month          3 Month     Since Inception     30-Day Yield
                                                       Total Return      Total Return    Total Return     As of 12/31/98
ML Asset Income Fund, Inc. Class A Shares                 +10.01%           +5.25%          +52.34%            3.72%
ML Asset Income Fund, Inc. Class B Shares                 + 9.19            +5.05           +47.48             3.11
ML Asset Income Fund, Inc. Class C Shares                 + 9.14            +4.93           +48.05             3.06
ML Asset Income Fund, Inc. Class D Shares                 + 9.74            +5.09           +51.37             3.48

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 9/02/94 to 12/31/98 and Class C & Class D Shares, from 10/21/94 to 12/31/98.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                      Shares                                                             Value     Percent of
COUNTRY      Industries                Held               Common Stocks                   Cost         (Note 1a)   Net Assets
Austria      Paper Products               200   Mayr-Melnhof Karton AG                 $     10,113     $      9,344    0.1%

                                                Total Common Stocks in Austria               10,113            9,344    0.1


Canada       Telecommunications         1,200   Teleglobe Inc.                               32,531           43,200    0.3

                                                Total Common Stocks in Canada                32,531           43,200    0.3


Denmark      Commercial Services           50   ISS International Service System
                                                A/S (Class B)                                 3,263            3,254    0.0

                                                Total Common Stocks in Denmark                3,263            3,254    0.0


Finland      Communications Equipment     180   Nokia Oyj (Class A)                          17,059           21,897    0.1

             Insurance                    400   Sampro Insurance Company PLC (Class A)       18,682           15,187    0.1

             Paper & Forest Products      200   UPM-Kymmene OYJ                               4,466            5,572    0.0

             Pharmaceuticals              500   Orion-Yhtyma OYJ (Class B)                   15,547           12,008    0.1

             Real Estate                1,500 ++Sponda OYJ                                   10,774            8,741    0.1
             Investment Trusts

                                                Total Common Stocks in Finland               66,528           63,405    0.4


France       Electronics                  500   Thomson-CSF S.A.                             19,299           21,472    0.1

             Foods                         63   Groupe Danone                                16,540           18,036    0.1

             Information Processing        15   Cap Gemini S.A.                               2,288            2,408    0.0

             Insurance                    140   AXA                                          15,653           20,291    0.1

             Oil--Related                 200   Elf Aquitaine S.A.                           27,818           23,118    0.2

             Reinsurance                  400   Scor S.A.                                    22,770           26,446    0.2

             Semiconductor Capital        200 ++STMicroelectronics N.V. (NY
             Equipment                          Registered Shares)                           14,387           15,612    0.1

             Telecommunications           200   France Telecom S.A.                          14,057           15,889    0.1

             Utilities--Water              85   Vivendi                                      18,712           22,053    0.2

                                                Total Common Stocks in France               151,524          165,325    1.1


Germany      Automobile                   160 ++DaimlerChrysler AG                           12,516           15,798    0.1

             Chemicals                    200   Henkel KGaA (Preferred)                      18,441           17,887    0.1

                                                Total Common Stocks in Germany               30,957           33,685    0.2


Ireland      Banking                    1,000   Bank of Ireland                              21,156           21,903    0.1

                                                Total Common Stocks in Ireland               21,156           21,903    0.1


Italy        Banking                    9,000 ++Banca di Roma                                19,822           15,245    0.1

             Publishing                 1,000 ++Mondadori (Arnoldo) Editore S.p.A.           12,930           13,218    0.1

             Telecommunications         3,200   Telecom Italia S.p.A.                        24,270           27,296    0.2

                                                Total Common Stocks in Italy                 57,022           55,759    0.4


Japan        Electrical Equipment       1,000   Fujikura Ltd.                                 5,774            5,375    0.0

             Electronics                1,000   Fujitsu Limited                              11,369           13,348    0.1
                                        1,000   Matsushita Electric Industrial
                                                Company, Ltd.                                15,969           17,729    0.1
                                                                                       ------------     ------------  ------
                                                                                             27,338           31,077    0.2

             Insurance                  2,000   Tokio Marine & Fire Insurance Co., Ltd.      20,158           23,947    0.2

             Machine Tools &            2,000   Minebea Co., Ltd.                            21,069           22,953    0.1
             Machinery

             Telecommunications             2 ++Nippon Telegraph & Telephone
                                                Corporation                                  16,608           15,468    0.1

                                                Total Common Stocks in Japan                 90,947           98,820    0.6


Netherlands  Broadcasting &                90   Wolters Kluwer N.V.                          13,778           19,250    0.1
             Publishing

             Multi-Industry               300   Unilever N.V.                                21,521           25,632    0.2

                                                Total Common Stocks in the Netherlands       35,299           44,882    0.3


Norway       Computer Software            800   Merkantildata ASA                             6,117            7,878    0.1

                                                Total Common Stocks in Norway                 6,117            7,878    0.1


Singapore    Electronic Components         70 ++Flextronics International Ltd.                4,895            5,985    0.0

                                                Total Common Stocks in Singapore              4,895            5,985    0.0

Spain        Building Materials         1,300   Uralita, S.A.                                18,230           14,458    0.1

             Real Estate                  300   Metrovacesa, S.A.                             9,351            9,059    0.0

             Telecommunications           550   Telefonica S.A.                              24,913           24,428    0.2
                                          550   Telefonica S.A. (Rights)(a)                       0              488    0.0
                                                                                       ------------     ------------  ------
                                                                                             24,913           24,916    0.2

             Utilities--Electric        1,000   Endesa S.A.                                  26,205           26,466    0.2

             Venture Capital              600 ++Dinamia Capital Privado-Sociedad
                                                de Capital Riesgo, S.A.                      10,671            6,863    0.0

                                                Total Common Stocks in Spain                 89,370           81,762    0.5


Sweden       Auto & Truck                 400   Autoliv, Inc.                                12,605           14,399    0.1

             Automobile Parts           1,000   Haldex AB                                    17,681           10,144    0.1

             Banking                      500   ForeningsSparbanken AB                        6,218           12,989    0.1
                                          300   Nordbanken Holding AB                         2,133            1,930    0.0
                                                                                       ------------     ------------  ------
                                                                                              8,351           14,919    0.1


             Communications Equipment     700   Telefonaktiebolaget LM Ericsson (ADR)*       17,226           16,713    0.1

             Diversified                  500   Custos AB (Class A)                          13,636            9,896    0.1

             Investment Management        900   Bure Investment AB                           14,738           12,803    0.1

             Laser Components             800   Spectra-Physics AB (Class A)                 19,323            9,451    0.0

             Real Estate                1,000   Fastighets AB Tornet                         16,637           14,659    0.1

             Real Estate                1,200   Castellum AB                                 12,476           13,063    0.1
             Investment Trusts
                                                Total Common Stocks in Sweden               132,673          116,047    0.8


Switzerland  Drugs                         10   Novartis AG (Registered Shares)              18,497           19,672    0.1

             Foods/Food Processing          9   Nestle S.A. (Registered Shares)              18,519           19,607    0.1

             Merchandising                 35   Valora Holding AG                             9,581            9,474    0.1

             Telecommunications            56 ++Swisscom AG (Registered)                     15,965           23,461    0.2

                                                Total Common Stocks in Switzerland           62,562           72,214    0.5


Merrill Lynch Asset Income Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                      Shares                                                             Value     Percent of
COUNTRY      Industries                Held               Common Stocks                   Cost         (Note 1a)   Net Assets
United       Aerospace & Defense        2,600   British Aerospace PLC                  $     20,089     $     22,031    0.1%
Kingdom
             Automobile Parts           4,000   LucasVarity PLC                              18,438           13,338    0.1

             Banking                    1,200   Bank of Scotland                             12,818           14,309    0.1
                                          600   HSBC Holdings PLC                            15,542           16,265    0.1
                                        1,000   Lloyds TSB Group PLC                         12,426           14,220    0.1
                                          800   National Westminster Bank PLC
                                                (Ordinary)                                   13,870           15,420    0.1
                                                                                       ------------     ------------  ------
                                                                                             54,656           60,214    0.4

             Beverages                  1,382   Diageo PLC                                   16,998           15,721    0.1

             Diversified                4,200   Billiton PLC                                 10,145            8,330    0.0

             Drugs                        600   Zeneca Group PLC                             24,117           26,114    0.2

             Foods                      3,700   Devro PLC                                    29,536           10,646    0.1

             Metal & Mining               800   Rio Tinto PLC (Registered)                    9,870            9,300    0.0

             Oil--Integrated              300   Shell Transport & Trading Company
                                                (ADR)*                                       10,887           11,156    0.1

             Oil--Related                 800   British Petroleum Company PLC                11,445           11,941    0.1

             Pharmaceuticals              800   Glaxo Wellcome PLC                           25,563           27,514    0.2

                                                Total Common Stocks in the
                                                United Kingdom                              231,744          216,305    1.4


United       Aerospace                    400   GenCorp Inc.                                  9,193            9,975    0.1
States                                    150   United Technologies Corporation              11,786           16,313    0.1
                                                                                       ------------     ------------  ------
                                                                                             20,979           26,288    0.2

             Automobile Parts             400   Federal-Mogul Corporation                    20,866           23,800    0.2

             Automobile Rental            310 ++Avis Rent A Car, Inc.                        10,326            7,498    0.0
                                          290   The Hertz Corporation (Class A)              11,088           13,231    0.1
                                                                                       ------------     ------------  ------
                                                                                             21,414           20,729    0.1

             Automotive                   400   General Motors Corporation                   28,059           28,625    0.2

             Banking                      265   BankAmerica Corporation                      13,766           15,933    0.1
                                          650   The Bank of New York Company, Inc.           14,297           26,163    0.2
                                          400   First Union Corporation                      20,507           24,325    0.2
                                                                                       ------------     ------------  ------
                                                                                             48,570           66,421    0.5

             Banking & Financial          200   Mellon Bank Corporation                      12,171           13,750    0.1

             Beverages                    500   PepsiCo, Inc.                                15,193           20,469    0.1
             Broadcast--Media             400 ++Fox Entertainment Group, Inc.
                                                (Class A)                                     9,000           10,075    0.1
             Broadcasting/Cable           650 ++Tele-Communications, Inc. (Class A)          24,232           35,953    0.2
                                        1,500 ++Tele-Communications TCI Ventures
                                                Group (Class A)                              27,453           35,344    0.2
                                                                                       ------------     ------------  ------
                                                                                             51,685           71,297    0.4

             Chemicals                    200   du Pont (E.I.) de Nemours and Company        12,966           10,613    0.1
                                          500   Morton International, Inc.                   14,033           12,250    0.1
                                                                                       ------------     ------------  ------
                                                                                             26,999           22,863    0.2

             Computer Services &          350 ++BMC Software, Inc.                           16,822           15,597    0.1
             Software                     400 ++Cisco Systems, Inc.                          22,057           37,125    0.2
                                          200   International Business Machines
                                                Corporation                                  23,657           36,950    0.2
                                          150 ++Microsoft Corporation                        17,301           20,784    0.1
                                                                                       ------------     ------------  ------
                                                                                             79,837          110,456    0.6

             Computers                    800 ++COMPAQ Computer Corporation                  25,198           33,550    0.2
                                          100 ++EMC Corporation                               6,737            8,500    0.1
                                                                                       ------------     ------------  ------
                                                                                             31,935           42,050    0.3

             Consumer--Electronics        150 ++Dell Computer Corporation                     9,458           10,978    0.1

             Consumer Products            800   The Dial Corporation                         17,873           23,100    0.1

             Data Processing              100 ++Keane, Inc.                                   3,514            3,994    0.0

             Electronics                  150   General Electric Company                     12,093           15,309    0.1
                                          200   Intel Corporation                            22,177           23,700    0.2
                                          300 ++Micron Technology, Inc.                      12,563           15,169    0.1
                                                                                       ------------     ------------  ------
                                                                                             46,833           54,178    0.4

             Entertainment              1,300 ++Premier Parks Inc.                           27,419           39,325    0.3

             Financial Services           400   Associates First Capital
                                                Corporation (Class A)                        13,726           16,950    0.1
                                          800   Heller Financial, Inc.                       20,386           23,500    0.2
                                          360   Providian Financial Corporation              14,361           27,000    0.2
                                                                                       ------------     ------------  ------
                                                                                             48,473           67,450    0.5

             Food Distribution            250   Nabisco Holdings Corp. (Class A)              9,043           10,375    0.1

             Foods                        600 ++Keebler Foods Company                        15,427           22,575    0.1

             Hardware Products            300   The Black & Decker Corporation               13,967           16,819    0.1

             Healthcare                   800 ++HEALTHSOUTH Corporation                       7,827           12,350    0.1

             Hotels                        50 ++3Com Corporation                              1,969            2,241    0.0

             Industrials                  250   Millipore Corporation                         5,137            7,109    0.0

             Insurance                    310   Allmerica Financial Corporation              19,355           17,941    0.1
                                          350   The Equitable Companies Incorporated         17,108           20,256    0.1
                                          900   UNUM Corporation                             34,400           52,537    0.3
                                                                                       ------------     ------------  ------
                                                                                             70,863           90,734    0.5

             Machine Tools &              500   Ingersoll-Rand Company                       21,372           23,469    0.2
             Machinery

             Machinery                    150   Case Corporation                              4,030            3,272    0.0

             Manufacturing                450   Tyco International Ltd.                      25,190           33,947    0.2

             Medical                      800   Beckman Coulter Inc.                         47,152           43,400    0.3

             Medical Technology           300   Johnson & Johnson                            24,553           25,162    0.2

             Metals                       200   Aluminum Co. of America                      15,499           14,913    0.1

             Natural Gas                  800   El Paso Energy Corporation                   23,941           27,850    0.2
                                          450   Enron Corporation                            21,136           25,678    0.2
                                                                                       ------------     ------------  ------
                                                                                             45,077           53,528    0.4

             Oil--Integrated              150   Mobil Corporation                            11,578           13,069    0.1

             Oil Services                 200   Schlumberger Limited                         10,393            9,225    0.1

             Paper & Forest Products      300   Kimberly-Clark Corporation                   13,798           16,350    0.1

             Petroleum                    480   Unocal Corporation                           16,131           14,010    0.1


Merrill Lynch Asset Income Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                      Shares                                                             Value     Percent of
COUNTRY      Industries                Held               Common Stocks                   Cost         (Note 1a)   Net Assets
United       Pharmaceuticals              300   Bristol-Myers Squibb Company           $     31,029     $     40,144    0.3%
States                                    400   Warner-Lambert Company                       23,319           30,075    0.2
(concluded)                                                                            ------------     ------------  ------
                                                                                             54,348           70,219    0.5

             Printing & Publishing        800 ++World Color Press, Inc.                      23,404           24,350    0.2

             Radio & Television         1,000 ++Capstar Broadcasting Corporation
                                                (Class A)                                    18,062           22,875    0.1

             Railroads                    700   Burlington Northern Santa Fe Corp.           20,016           23,625    0.2

             Retail--Specialty            500   Lowe's Companies, Inc.                       17,520           25,594    0.2

             Retail--Stores               700   Rite Aid Corporation                         20,872           34,694    0.2
                                          350 ++Safeway Inc.                                 15,312           21,328    0.1
                                          300   Wal-Mart Stores, Inc.                        16,977           24,431    0.2
                                                                                       ------------     ------------  ------
                                                                                             53,161           80,453    0.5

             Savings & Loan               800   GreenPoint Financial Corp.                   27,397           28,100    0.2
             Associations

             Semiconductors               320   Motorola, Inc.                               16,375           19,540    0.1

             Services                     400 ++Quintiles Transnational Corp.                18,555           21,325    0.1

             Steel                        700 ++Bethlehem Steel Corporation                   7,409            5,863    0.0
                                          300   USX-U.S. Steel Group                          8,204            6,900    0.0
                                                                                       ------------     ------------  ------
                                                                                             15,613           12,763    0.0

             Telecommunications           400   GTE Corporation                              21,461           26,975    0.2
                                          600 ++MCI WorldCom, Inc.                           25,074           43,050    0.3
                                                                                       ------------     ------------  ------
                                                                                             46,535           70,025    0.5

             Toys                         200   Mattel, Inc.                                  4,631            4,562    0.0

             Travel & Lodging             300   Royal Caribbean Cruises Ltd.                  7,560           11,100    0.1

             Utilities--Communication     500   Ameritech Corporation                        25,194           31,688    0.2

             Utilities--Electric          350   PECO Energy Company                          11,938           14,569    0.1
                                          300   Public Service Enterprise Group
                                                Incorporated                                 11,647           12,000    0.1
                                          250   Texas Utilities Company                      11,209           11,672    0.1
                                                                                       ------------     ------------  ------
                                                                                             34,794           38,241    0.3

             Waste Management             350   Waste Management, Inc.                       16,487           16,319    0.1

                                                Total Common Stocks in the
                                                United States                             1,278,936        1,569,175   10.4

                                                Total Investments in Common Stocks        2,305,637        2,608,943   17.2

                                     Face
                                    Amount         Fixed-Income Securities
Germany      Foreign                            Bundesrepublik Deutschland:
             Government     DM      1,200,000     6% due 7/04/2007                          789,258          828,403    5.5
             Obligations              470,000     4.75% due 7/04/2008                       310,237          301,494    2.0
                                      160,000     5.625% due 1/04/2028                       92,224          108,120    0.7

                                                Total Fixed-Income Securities
                                                in Germany                                1,191,719        1,238,017    8.2


United       Foreign        Pound     525,000   UK Treasury Bills, 7.25% due
Kingdom      Government     Sterling            12/07/2007                                  967,944        1,056,484    7.0
             Obligations

                                                Total Fixed-Income Securities in
                                                the United Kingdom                          967,944        1,056,484    7.0


United       US Government                      Federal National Mortgage Association:
States       Agency         US$     1,240,000     5.625% due 3/15/2001                    1,243,245        1,258,216    8.3
             Obligations            1,240,000     5.75% due 4/15/2003                     1,246,248        1,272,934    8.4
                                    1,510,000     5.75% due 2/15/2008                     1,501,712        1,563,560   10.4
                                                                                       ------------     ------------  ------
                                                                                          3,991,205        4,094,710   27.1

             US Government          2,125,000   US Treasury Bonds, 6.625% due
             Obligations                        2/15/2027                                 2,453,677        2,513,471   16.6
                                                US Treasury Notes:
                                    1,600,000     6% due 8/15/1999                        1,614,188        1,612,992   10.7
                                      630,000     6.125% due 9/30/2000                      644,142          645,454    4.3
                                                                                       ------------     ------------  ------
                                                                                          2,258,330        2,258,446   15.0

                                                Total Fixed-Income Securities
                                                in the United States                      8,703,212        8,866,627   58.7

                                                Total Investments in Fixed-Income
                                                Securities                               10,862,875       11,161,128   73.9

                                                      Short-Term Securities
United       Commercial     US$       577,000   General Motors Acceptance Corp.,
States       Paper**                            5.13% due 1/04/1999                         577,000          577,000    3.8

                                                Total Investments in Commercial Paper       577,000          577,000    3.8

             US Government            600,000   Federal Home Loan Mortgage
             Agency                             Corporation, 5.08% due 1/07/1999            599,746          599,746    4.0
             Obligations**

                                                Total Investments in US Government
                                                Agency Obligations                          599,746          599,746    4.0

                                                Total Investments in Short-Term
                                                Securities                                1,176,746        1,176,746    7.8


             Total Investments                                                          $14,345,258       14,946,817   98.9
                                                                                        ===========
             Unrealized Appreciation on Forward Foreign Exchange Contracts++++                                 1,467    0.0

             Other Assets Less Liabilities                                                                   159,715    1.1
                                                                                                        ------------  ------
             Net Assets                                                                                  $15,107,999  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
             (a)The rights may be exercised until 1/30/1999.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts sold as of December 31, 1998 were as follows:

                                                      Unrealized
                                                     Appreciation
             Foreign              Expiration        (Depreciation)
             Currency Sold           Date             (Note 1c)

             C$      55,000       February 1999        $   (297)
             Pound  525,000       January 1999           (2,439)
             Sterling
             Pound  250,000       February 1999           4,203
             Sterling                                  --------

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$1,325,556)              $  1,467
                                                       ========

             See Notes to Financial Statements.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1998
Assets:             Investments, at value (identified cost--$14,345,258)
                    (Note 1a)                                                                                $14,946,817
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                            1,467
                    Cash                                                                                             885
                    Foreign cash (Note 1d)                                                                         2,050
                    Receivables:
                      Interest                                                              $   211,013
                      Capital shares sold                                                       127,101
                      Dividends                                                                   3,121          341,235
                                                                                            -----------
                    Deferred organization expenses (Note 1g).                                                     14,796
                    Prepaid registration fees and other assets (Note 1g)                                         128,713
                                                                                                             -----------
                    Total assets                                                                              15,435,963
                                                                                                             -----------

Liabilities:        Payables:
                      Distributions to shareholders (Note 1h)                                   180,828
                      Capital shares redeemed                                                    35,173
                      Dividends to shareholders (Note 1h)                                        14,714
                      Distributor (Note 2)                                                        7,023          237,738
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        90,226
                                                                                                             -----------
                    Total liabilities                                                                            327,964
                                                                                                             -----------

Net Assets:         Net assets                                                                               $15,107,999
                                                                                                             ===========
Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    42,883
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             86,839
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              6,166
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              6,252
                    Paid-in capital in excess of par                                                          14,052,673
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                   309,622
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            603,564
                                                                                                             -----------
                    Net assets                                                                               $15,107,999
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $4,557,862 and 428,825 shares
                             outstanding                                                                     $     10.63
                                                                                                             ===========
                    Class B--Based on net assets of $9,230,236 and 868,386 shares
                             outstanding                                                                     $     10.63
                                                                                                             ===========
                    Class C--Based on net assets of $655,716 and 61,664 shares
                             outstanding                                                                     $     10.63
                                                                                                             ===========
                    Class D--Based on net assets of $664,185 and 62,520 shares
                             outstanding.                                                                    $     10.62
                                                                                                             ===========

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1998
Investment          Interest and discount earned                                                             $   583,799
Income              Dividends (net of $2,504 foreign witholding tax)                                              41,101
(Notes 1e & 1f):                                                                                             -----------
                    Total income                                                                                 624,900
                                                                                                             -----------

Expenses:           Investment advisory fees (Note 2)                                       $   102,885
                    Account maintenance and distribution fees--Class B (Note 2)                  64,506
                    Printing and shareholder reports                                             64,195
                    Accounting services (Note 2)                                                 55,769
                    Professional fees                                                            51,956
                    Registration fees (Note 1g)                                                  48,704
                    Custodian fees                                                               34,199
                    Amortization of organization expenses (Note 1g)                              22,194
                    Directors' fees and expenses                                                 12,629
                    Transfer agent fees--Class B (Note 2)                                        12,483
                    Transfer agent fees--Class A (Note 2)                                         5,149
                    Account maintenance and distribution fees--Class C (Note 2)                   4,582
                    Pricing fees                                                                  4,573
                    Account maintenance fees--Class D (Note 2)                                    1,378
                    Transfer agent fees--Class C (Note 2)                                           864
                    Transfer agent fees--Class D (Note 2)                                           708
                    Other                                                                        13,407
                                                                                            -----------
                    Total expenses before reimbursement                                         500,181
                    Reimbursement of expenses (Note 2)                                         (361,128)
                                                                                            -----------
                    Total expenses after reimbursement                                                           139,053
                                                                                                             -----------
                    Investment income--net                                                                       485,847
                                                                                                             -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                          725,298
Gain (Loss) on        Foreign currency transactions--net                                        (55,309)         669,989
Investments &                                                                               -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                           52,285
(Notes 1c,            Foreign currency transactions--net                                          2,239           54,524
1d, 1f & 3):                                                                                -----------      -----------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                        724,513
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $ 1,210,356
                                                                                                             ===========

                    See Notes to Financial Statements.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   December 31,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income--net                                                  $   485,847      $   495,042
                    Realized gain on investments and foreign currency
                    transactions--net                                                           669,989          684,182
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                       54,524          145,793
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      1,210,360        1,325,017
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (160,965)        (147,348)
Shareholders          Class B                                                                  (285,470)        (303,839)
(Note 1h):            Class C                                                                   (18,652)         (21,893)
                      Class D                                                                   (20,760)         (21,962)
                    Realized gain on investments--net:
                      Class A                                                                  (111,852)        (168,574)
                      Class B                                                                  (230,474)        (675,967)
                      Class C                                                                   (15,569)         (50,558)
                      Class D                                                                   (16,614)         (27,046)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                          (860,356)      (1,417,187)
                                                                                            -----------      -----------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                        3,599,240       (2,347,523)
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                   3,949,244       (2,439,693)
                    Beginning of year                                                        11,158,755       13,598,448
                                                                                            -----------      -----------
                    End of year                                                             $15,107,999      $11,158,755
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                              For the                  Sept. 2,
from information provided in the financial statements.                                Year Ended               1994++ to
                                                                                     December 31,               Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996     1995       1994
Per Share           Net asset value, beginning of period               $ 10.32    $ 10.53   $ 10.62   $  9.68    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                                 .43        .49       .50       .60        .18
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                      .58        .71       .23      1.04       (.32)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.01       1.20       .73      1.64       (.14)
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                              (.43)      (.49)     (.50)     (.60)      (.18)
                      In excess of investment income--net                   --         --      (.05)       --         --
                      Realized gain on investments--net                   (.27)      (.92)     (.27)     (.01)        --
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.09)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.70)     (1.41)     (.82)     (.70)      (.18)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.63    $ 10.32   $ 10.53   $ 10.62    $  9.68
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  10.01%     11.67%     7.11%    17.38%     (1.37%)+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                        .50%       .50%      .25%      .00%       .00%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             3.10%      3.28%     3.48%     5.12%      5.20%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               4.03%      4.58%     4.73%     5.78%      5.64%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $ 4,558    $ 2,188   $ 3,918   $ 3,872    $ 1,147
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 155.44%    155.57%   342.71%    46.75%       .83%
                                                                       =======    =======   =======   =======    =======

                  ++Commencement of operations.
                 +++Aggregate total investment returns.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998

FINANCIAL HIGHLIGHTS (continued)
                                                                                            Class B
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                              For the                   Sept. 2,
from information provided in the financial statements.                                Year Ended                1994++ to
                                                                                     December 31,                Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of period               $ 10.32    $ 10.53   $ 10.62   $  9.68    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                                 .35        .41       .42       .51        .16
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .58        .71       .23      1.04       (.32)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .93       1.12       .65      1.55       (.16)
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                              (.35)      (.41)     (.42)     (.51)      (.16)
                      In excess of investment income--net                   --         --      (.05)       --         --
                      Realized gain on investments--net                   (.27)      (.92)     (.27)     (.01)        --
                      In excess of realized gain on invest-
                      ments--net                                            --         --        --      (.09)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.62)     (1.33)     (.74)     (.61)      (.16)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.63    $ 10.32   $ 10.53   $ 10.62    $  9.68
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                   9.19%     10.84%     6.31%    16.51%     (1.62%)+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                       1.25%      1.25%     1.00%      .75%       .75%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             3.90%      4.01%     4.24%     5.94%      6.04%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.32%      3.79%     3.99%     5.06%      4.86%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $ 9,230    $ 8,078   $ 8,690   $ 9,236    $ 6,797
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 155.44%    155.57%   342.71%    46.75%       .83%
                                                                       =======    =======   =======   =======    =======


                                                                                            Class C
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                             For the                    Oct. 21,
from information provided in the financial statements.                               Year Ended                 1994++ to
                                                                                    December 31,                 Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of period               $ 10.32    $ 10.53   $ 10.62   $  9.69    $  9.88
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                                 .35        .41       .41       .52        .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .58        .71       .23      1.03       (.19)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .93       1.12       .64      1.55       (.09)
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                              (.35)      (.41)     (.42)     (.52)      (.10)
                      In excess of investment income--net                   --         --      (.04)       --         --
                      Realized gain on investments--net                   (.27)      (.92)     (.27)     (.01)        --
                      In excess of realized gain on invest-
                      ments--net                                            --         --        --      (.09)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.62)     (1.33)     (.73)     (.62)      (.10)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.63    $ 10.32   $ 10.53   $ 10.62    $  9.69
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                   9.14%     10.79%     6.25%    16.33%      (.94%)+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                       1.30%      1.30%     1.04%      .80%       .80%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             3.94%      4.12%     4.28%     6.02%      5.75%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.25%      3.78%     3.95%     4.99%      5.19%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   656    $   575   $   357   $   418    $   154
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 155.44%    155.57%   342.71%    46.75%       .83%
                                                                       =======    =======   =======   =======    =======

                  ++Commencement of operations.
                 +++Aggregate total investment returns.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998

FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                             For the                   Oct. 21,
from information provided in the financial statements.                               Year Ended                1994++ to
                                                                                    December 31,                Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997     1996      1995       1994
Per Share           Net asset value, beginning of period               $ 10.31    $ 10.53   $ 10.62   $  9.69    $  9.88
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income--net                                 .41        .47       .46       .57        .11
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                      .58        .70       .24      1.03       (.19)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .99       1.17       .70      1.60       (.08)
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                              (.41)      (.47)     (.47)     (.57)      (.11)
                      In excess of investment income--net                   --         --      (.05)       --         --
                      Realized gain on investments--net                   (.27)      (.92)     (.27)     (.01)        --
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.09)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.68)     (1.39)     (.79)     (.67)      (.11)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.62    $ 10.31   $ 10.53   $ 10.62    $  9.69
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                   9.74%     11.29%     6.84%    16.97%      (.83%)+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                        .75%       .75%      .50%      .25%       .25%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             3.35%      3.54%     3.70%     5.44%      5.14%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.78%      4.32%     4.48%     5.53%      5.70%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   664    $   318   $   633   $   771    $    63
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 155.44%    155.57%   342.71%    46.75%       .83%
                                                                       =======    =======   =======   =======    =======

                  ++Commencement of operations.
                 +++Aggregate total investment returns.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

For the year ended December 31, 1998, MLAM earned fees of $102,885, all of which were waived. MLAM also reimbursed the Fund for additional expenses of $258,243.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $  3         $   37
Class D                                  $256         $2,146


For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $17,769 and $898 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,437 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $21,620,867 and $18,251,085, respectively.

Net realized gains (losses) for the year ended December 31, 1998 and unrealized gains as of December 31, 1998 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments               $ 725,315     $  601,559
Short-term investments                    (17)            --
Forward foreign exchange contracts    (55,133)         1,467
Foreign currency transactions            (176)           538
                                    ---------     ----------
Total                               $ 669,989     $  603,564
                                    =========     ==========


As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $591,656, of which $710,209 related to appreciated securities and $118,553 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $14,355,161.


Merrill Lynch Asset Income Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $3,599,240 and $(2,347,523) for the years ended
December 31, 1998 and December 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           376,505    $ 3,979,028
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,240         66,148
                                   ----------    -----------
Total issued                          382,745      4,045,176
Shares redeemed                      (166,015)    (1,751,205)
                                   ----------    -----------
Net increase                          216,730    $ 2,293,971
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                           219,328    $ 2,372,110
Shares issued to shareholders
in reinvestment of dividends
and distributions                      17,302        179,770
                                   ----------    -----------
Total issued                          236,630      2,551,880
Shares redeemed                      (396,614)    (4,337,800)
                                   ----------    -----------
Net decrease                         (159,984)   $(1,785,920)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           312,797    $ 3,307,756
Shares issued to shareholders
in reinvestment of dividends
and distributions                      32,166        340,647
                                   ----------    -----------
Total issued                          344,963      3,648,403
Shares redeemed                      (258,565)    (2,730,775)
Automatic conversion of shares         (1,062)       (11,241)
                                   ----------    -----------
Net increase                           85,336    $   906,387
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                           155,829    $ 1,701,811
Shares issued to shareholders
in reinvestment of dividends
and distributions                      62,225        652,787
                                   ----------    -----------
Total issued                          218,054      2,354,598
Shares redeemed                      (255,141)    (2,742,988)
Automatic conversion of shares         (4,962)       (53,559)
                                   ----------    -----------
Net decrease                          (42,049)   $  (441,949)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                            37,121     $  393,015
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,363         25,042
                                   ----------    -----------
Total issued                           39,484        418,057
Shares redeemed                       (33,501)      (353,172)
                                   ----------    -----------
Net increase                            5,983    $    64,885
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                            98,085    $ 1,038,826
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,838         51,010
                                   ----------    -----------
Total issued                          102,923      1,089,836
Shares redeemed                       (81,177)      (885,235)
                                   ----------    -----------
Net increase                           21,746    $   204,601
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                            33,192    $   349,068
Automatic conversion of shares          1,062         11,241
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,555          27,048
                                   ----------    -----------
Total issued                           36,809        387,357
Shares redeemed                        (5,089)       (53,360)
                                   ----------    -----------
Net increase                           31,720    $   333,997
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                             9,787     $  104,433
Automatic conversion of shares          4,962         53,559
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,652         38,561
                                   ----------    -----------
Total issued                           18,401        196,553
Shares redeemed                       (47,668)      (520,808)
                                   ----------    -----------
Net decrease                          (29,267)   $  (324,255)
                                   ==========    ===========



Merrill Lynch Asset Income Fund, Inc., December 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Asset Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period September 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 15, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

Of the net investment income distributions paid monthly by Merrill Lynch Asset Income Fund, Inc. during the fiscal year ended December 31, 1998, 3.74% qualifies for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $0.219277 per share (all of which is subject to the 20% tax rate) and a special ordinary income distribution of $0.050562 per share to shareholders of record on December 22, 1998.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.


For the                                Percentage of
Quarter Ended                       Federal Obligations*

March 31, 1998                             36.30%
June 30, 1998                              49.78%
September 30, 1998                          9.24%
December 31, 1998                          30.90%

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury notes, US Treasury bills, and US Treasury bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.


Of the Fund's net investment income distributions paid monthly during the fiscal year ended December 31, 1998, 55.8% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.



Merrill Lynch Asset Income Fund, Inc., December 31, 1998


COMMON STOCK PORTFOLIO CHANGES (unaudited)


For the Quarter Ended December 31, 1998

Additions

 3Com Corporation
 Aluminum Co. of America
 Associates First Capital Corporation
   (Class A)
 Bank of Scotland
 Bethlehem Steel Corporation
 Billiton PLC
 British Petroleum Company PLC
 Cap Gemini S.A.
 Case Corporation
*ConAgra, Inc.
 DaimlerChrysler AG
 Dell Computer Corporation
 du Pont (E.I.) de Nemours and Company
 EMC Corporation
 Endesa S.A.
 Flextronics International Ltd.
 Fox Entertainment Group, Inc. (Class A)
 France Telecom S.A.
 Fujikura Ltd.
 Fujitsu Limited
 General Motors Corporation
 Glaxo Wellcome PLC
 Groupe Danone
 HSBC Holdings PLC
 ISS International Service System A/S
   (Class B)
 Intel Corporation
 Johnson & Johnson
 Keane, Inc.
 Kimberly-Clark Corporation
 Lloyds TSB Group PLC
 Mattel, Inc.
 Mayr-Melnhof Karton AG
 Mellon Bank Corporation
 Merkantildata ASA
 Micron Technology, Inc.
 Microsoft Corporation
 Mobil Corporation
 Morton International, Inc.
 Motorola, Inc.
*NTT Mobile Communication Network, Inc.
 Nabisco Holdings Corp. (Class A)
 National Westminster Bank PLC (Ordinary)
 Nestle S.A. (Registered Shares)
 Nippon Telegraph & Telephone
   Corporation
 Nokia Oyj (Class A)
 Novartis AG (Registered Shares)
 Rio Tinto PLC (Registered)
 Shell Transport & Trading Company (ADR)
 Swisscom AG (Registered)
 Telecom Italia S.p.A.
 Telefonica S.A.
 UPM-Kymmene OYJ
 USX-U.S. Steel Group
 Unilever N.V.
 Valora Holding AG
 Zeneca Group PLC



Deletions

 Alstom S.A.
 Amer Group Ltd.
 Bayerische Vereinsbank AG
 Carnival Corporation (Class A)
 Columbia/HCA Healthcare Corporation
 Computer Associates International, Inc.
*ConAgra, Inc.
 Consolidated Stores Corporation
 Custos AB (Class B)
 Great Lakes Chemical Corp.
 Magna International, Inc. (Class A)
 Merkur (Registered Shares)
*NTT Mobile Communication Network, Inc.
 Owens-Illinois, Inc.
 Schindler Holding AG
 Sony Corporation (ADR)
 Starwood Hotels & Resorts
 Texas Instruments Inc.
 Thomson Travel Group PLC
 Tokyo Electron Limited
 US Airways Group, Inc.

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Thomas R. Robinson, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863